STOCK PURCHASE AGREEMENT

      This STOCK PURCHASE AGREEMENT ("Agreement") is made as of June 9, 2000, by and between COVER-ALL TECHNOLOGIES INC., a Delaware corporation (hereinafter called "COVR"), and VAULT MANAGEMENT LIMITED, a British Virgin Islands corporation (hereinafter called "Vault").

      WHEREAS, COVR is a provider of software products for the property and casualty insurance industry;

      WHEREAS, Vault desires to make an investment in COVR in accordance with the terms herein set forth;

      NOW, THEREFORE, in consideration of the mutual premises and the representations, warranties and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. Sale of Shares and Warrants.

            1.1 Initial Sales. On the Initial Closing Date (as hereinafter defined), COVR agrees to issue and sell to Vault and Vault agrees to pay for and acquire from COVR, 320,000 units (each a "Unit"), each of which shall consist of one share of COVR Common Stock, $0.01 par value (the "COVR Common Stock") and one warrant to purchase one share of COVR Common Stock (each a "Warrant"), at a price of $0.625 per Unit (the "Purchase Price Per Unit"), the closing sale price of the COVR Common Stock on May 30, 2000, for an aggregate purchase price of $200,000. On the Second Closing Date (as hereinafter defined), COVR agrees to issue and sell to Vault and Vault agrees to pay for and acquire from COVR, 320,000 Units for an aggregate purchase price of $200,000. The Purchase Price Per Unit shall be allocated $0.135 to each share of COVR Common Stock and $0.49 to each Warrant.

            1.2 Additional Sales. At the option of Vault, COVR agrees to issue and sell to Vault and Vault agrees to pay for and acquire from COVR, up to an additional 960,000 Units at the Purchase Price Per Unit for an aggregate purchase price of $1,000,000 through the sale and purchase of 320,000 shares on each of the Subsequent Closing Dates (as hereinafter defined) for an aggregate purchase price of $200,000 on each such Subsequent Closing Date.

            1.3 Warrants. The Warrants shall have an exercise price per share equal to $0.625 per share, and shall, if unexercised, expire five years after the date of their respective issuance, and shall be in the form of Exhibit A annexed hereto.

            1.4 Issuance. Within seven days of each Closing Date, COVR agrees to issue to Vault the number of shares of COVR Common Stock (the "COVR Shares") and the number of Warrants set forth in this Section 1 with respect to each Closing Date.


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      2. Use of Proceeds. COVR shall use the proceeds from the sale of the Units for general working capital purposes, and shall not use such proceeds to repay any existing indebtedness or to repay any existing indebtedness or other obligations to any insider.

      3. Closing and Closing Date. The closing of the transactions herein contemplated (each a "Closing") shall take place on June 2, 2000 (the "Initial Closing Date"), on July 1, 2000 (the "Second Closing Date"), and on each of August 31, 2000, October 31, 2000, and November 30, 2000 (each a "Subsequent Closing Date" and, together with the Initial Closing Date and the Second Closing Date, collectively the "Closing Dates" and each individually a "Closing Date"). Each of the Closings shall take place at 10:00 A.M. on the respective Closing Date at the offices of Piper Marbury Rudnick & Wolfe LLP, 1251 Avenue of the Americas, New York, New York 10020 or such other date and time as the parties may mutually agree upon.

      4. Representations and Warranties of COVR. In order to induce Vault to enter into this Agreement and to consummate the transactions contemplated hereunder, COVR hereby represents and warrants to Vault as follows:

            4.1 Due Incorporation and Power. COVR is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now being conducted and to own, lease and operate its properties as and in the places where such business is now conducted and such properties are now owned, leased or operated. COVR has all requisite corporate power to execute and deliver this Agreement and the Warrants, and to perform its obligations under each such agreement.

            4.2 Capitalization. The authorized capital stock of COVR as of the date of this Agreement consists of 30,000,000 shares of COVR Common Stock, $0.01 par value. As of the date hereof, 17,041,172 shares of COVR Common Stock are issued and outstanding. Except as set forth on Schedule 4.2 annexed hereto, there are no other outstanding rights, options or convertible securities giving any party the right to acquire equity securities of COVR. The COVR Shares to be issued by COVR hereunder shall, upon issuance thereof, be duly authorized, validly issued, fully paid and non-assessable. A sufficient number of shares of COVR Common Stock has been reserved for issuance pursuant to Section 1. The Warrants have been duly authorized by COVR and a sufficient number of shares of COVR Common Stock has been reserved for issuance upon exercise of the Warrants, and when shares of COVR Common Stock are issued and paid for in accordance with the terms of the Warrants, such shares of COVR Common Stock shall be duly authorized, validly issued, fully paid and non-assessable.

            4.3 Authorization of Agreements; Validity. The execution and delivery by COVR of this Agreement and the Warrants, and the consummation by COVR of the transactions contemplated hereby, have been duly authorized by all requisite corporate action on behalf of COVR. This Agreement has been duly executed and delivered by COVR, and this Agreement constitutes, and, when executed, the Warrants will constitute, the legal, valid and binding obligations of COVR, enforceable against COVR in accordance with their respective terms, except to the extent that such validity, binding effect and enforceability may be limited by applicable bankruptcy, reorganization,


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

insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and by general equitable principles.

            4.4 Effect of Agreements. Except as set forth on Schedule 4.4, neither the execution and delivery of this Agreement or the Warrants, nor the consummation of the transactions contemplated hereby and thereby, nor compliance by COVR with the provisions of this Agreement or the Warrants, (i) violates or will violate, conflicts or will conflict with, or results or will result in a breach of any provision, term or condition of, or constitutes or will constitute a default (or an event which, with notice or lapse of time or both, would constitute a default), under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of a lien upon any of the properties or assets of COVR or any subsidiary of COVR under the terms, conditions or provisions of
(x) the Certificate of Incorporation, as amended, or the By-Laws, as amended, of COVR, or of any of its subsidiaries, or (y) any other agreement or instrument to which COVR or any subsidiary of COVR is a party, or by which any of them is bound, or any of their respective properties or assets, may be subject, or (ii) violates any judgment, ruling, order, writ, injunction, decree, law, statute, ordinance, rule or regulation, domestic or foreign, applicable to COVR or any subsidiary of COVR or any of their respective properties or assets, except in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations or creations of liens, which, in the aggregate, would not have any material adverse effect on the condition (financial or otherwise) or the operations or business of COVR and its subsidiaries taken as a whole, or on the ability of the parties to consummate the transactions contemplated hereby.

            4.5 Private Sale. COVR has not, either directly or through an agent, offered the COVR Shares to or solicited any offer to acquire any of such securities from, or otherwise approached, negotiated or communicated in respect of such securities with, any person so as to require that any of such securities be registered pursuant to the provisions of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities law.

            4.6 Filings, Notices, Consents and Approvals. No notice to, filing with, or authorization, consent, or approval of, any domestic or foreign governmental or public body, agency, or authority, or any person not a party to this Agreement, is necessary in connection with the execution, delivery and performance of this Agreement or the Warrants, or the consummation by COVR of the transactions contemplated hereby, except where failure to give such notice, make such filings, or obtain such authorizations, consents or approvals would, in the aggregate, not have material adverse effect on the condition (financial or otherwise) or operations of COVR and its subsidiaries taken as a whole, or on the ability of the parties to consummate the transactions contemplated hereby.

            4.7 SEC Filings. COVR has filed with the Securities and Exchange Commission (the "Commission") all material forms, statements, reports, and documents required to be filed by it prior to the date hereof under each of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the respective rules and regulations thereunder, (i) all of which, as amended, if applicable, complied when filed in all material respects with all applicable requirements of the appropriate Act and the rules and regulations thereunder, and (ii) none of which,


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

as amended, if applicable, contains any untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made and at the time when they were made, not misleading.

            4.8 Untrue Statements. This Agreement and the Schedules hereto do not contain any untrue statements of material facts with respect to COVR and its subsidiaries, taken as a whole, or omit to state any material facts necessary to make the statements herein and therein contained with respect to COVR and its subsidiaries, taken as a whole, not misleading.

      5. Representations And Warranties of Vault. In order to induce COVR to enter into this Agreement and to consummate the transactions contemplated hereunder, Vault hereby represents and warrants to COVR as follows:

            5.1 Corporate Existence And Qualification. Vault is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to carry on its business as now being conducted and to own, lease and operate its properties as and in the places where such business is now conducted and such properties are now owned, leased or operated. Vault has all requisite power to execute and deliver this Agreement and to perform its obligations hereunder.

            5.2 Authorization of Agreements. The execution and delivery by Vault of this Agreement, and the transactions contemplated hereby, have been duly authorized by all requisite corporate action on its behalf. This Agreement has been duly executed and delivered by Vault, and this Agreement constitutes the legal, valid and binding obligations of Vault, enforceable against Vault in accordance with its terms except to the extent that such validity, binding effect and enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and by general equitable principles.

            5.3 Securities Laws.

                  (a) Vault acknowledges and understands that the securities of COVR to be acquired by it hereunder have not been registered under the Securities Act, or the securities laws of any state, and that such securities may not be offered or sold unless first registered under the Securities Act and any applicable state securities laws, or unless such offer or sale is exempt from registration.

                  (b) Vault is purchasing the securities of COVR hereunder for investment purposes, has no intention, subject to the subsequent exercise of registration rights provided for hereunder, to sell any of such securities and will not sell or dispose of any of such securities in violation of applicable United States federal and state securities laws.

                  (c) Vault has received a copy of COVR's most recent annual report on Form 10-K and COVR's most recent quarterly report on Form 10-Q, and is aware that COVR


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suffered significant losses in the year ended December 31, 1999, and the three months ended March 31, 2000, and has had serious cash flow problems.

                  (d) Vault agrees that the following legend may be placed on any certificates evidencing the securities issued pursuant to this Agreement:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL TO THE COMPANY OR OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED."

Vault understands that, so long as the above legend remains on any certificates, COVR may maintain appropriate "stop transfer" orders with respect to such securities on its books and records and with its registrar and transfer agent. Vault agrees that prior to any proposed transfer of any such securities and as a condition thereto, if such transfer is not made pursuant to an effective Registration Statement under the Securities Act or an opinion of counsel to COVR (or other counsel reasonably acceptable to COVR and its counsel) that the securities may be sold publicly without registration under the Securities Act, Vault will, if requested by COVR, deliver to COVR (i) an undertaking by the proposed transferee to execute and deliver any and all documentation that may from time to time be requested by COVR with respect to the matters covered by this subsection (d), (ii) an investment covenant signed by the proposed transferee, (iii) an agreement by such transferee to the impression of the restrictive legend set forth above on the securities, (iv) an agreement by such transferee that COVR may place a "stop transfer" order with COVR's transfer agent and registrar consistent with this subsection (d), and (v) an agreement by the transferee to indemnify COVR to the same extent as set forth in the immediately succeeding sentence of this Section. Vault acknowledges that it understands the legal consequences of the representations and warranties contained in this Section and agrees to indemnify COVR against any and all losses, claims, damages, expenses or liabilities to which COVR may become subject under any federal or state securities law, at common law, or otherwise, insofar as such losses, claims, damages, expenses or liabilities arise out of or based upon (A) any transfer of the securities owned by it in violation of the Securities Act, the Exchange Act or the rules and regulations promulgated under either of such Acts and applicable state Blue Sky laws, or (B) any untrue statement of a material fact or omission to state any material fact in connection with its representations pursuant to this Section.


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

      6. Covenants of COVR.

            6.1 Registration Rights.

                  6.1.1 Registration Statement. COVR shall use its best efforts to prepare and file within 135days of the date of the Agreement a Registration Statement to register a sufficient number of shares of COVR Common Stock to accommodate the issuance of the COVR Shares and registration of shares of COVR Common Stock into which the Warrants are exercisable. COVR shall use its best efforts to have the Registration Statement remain effective through the expiration date of the last of the Warrants to be issued hereunder.

                  6.1.2 Piggy Back Registration Rights.

                        (a) If the COVR Shares or shares of COVR Common Stock acquired or to be acquired upon exercise of the Warrants (collectively, the "Registrable Shares") are not already covered by an effective Registration Statement pursuant to this Section 6, COVR shall send written notice to the holders (the "Holders") then owning Registrable Shares at least 30 days prior to the filing of each and every Registration Statement filed by COVR, whether or not pursuant to this Agreement (other than a Registration Statement covering exclusively securities issued under an employee option or stock purchase plan, or pursuant to a merger, acquisition or similar transaction) and give to such Holders the right to have included therein any Registrable Shares then held by the Holders. Such notice must specify the proposed offering price and the plan of distribution. COVR must receive written notice from such Holders within 15 days after the date of COVR's written notice, indicating the full name and address of each Holder desiring to have Registrable Shares included for sale in such Registration Statement and the number of Registrable Shares requested to be covered.

                        (b) If the registration of which COVR gives notice is for a registered public offering involving an underwriting, COVR shall so advise the Holders as a part of the written notice given pursuant to Section 6.1.2(a). In such event the rights of any Holder to registration pursuant to Section 6.1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Shares in the underwriting to the extent provided in this Section 6.1.2(b).

                        (c) All Holders proposing to distribute their Registrable Shares through such underwriting shall, together with COVR, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by COVR. COVR shall use its reasonable best efforts to cause the managing underwriter of such proposed underwritten offering to permit the Registrable Shares proposed to be included in such registration to be included in the Registration Statement for such offering on the same terms and conditions as any similar securities of COVR included therein. Notwithstanding any other provision of this Section 6.1.2, the Holders shall be entitled to include in the Registration Statement all of the shares which they desire to sell for their own account, and if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the similar securities of COVR to be included in such registration.


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

                        (d) If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to COVR and the managing underwriter. Any Registrable Shares excluded or withdrawn from such underwriting also shall be withdrawn from such registration, and shall not be transferred prior to such period after the effective date of the Registration Statement relating thereto, as the underwriters may require all principal shareholders and directors of COVR to agree to.

                  6.1.3 Miscellaneous Registration Provisions.

                        (a) In connection with any Registration Statement filed pursuant to Sections 6.1.1 or 6.1.2 hereof:

                              (i) COVR's obligations under this Agreement to
include Registrable Shares in a Registration Statement shall mean shares of COVR Common Stock or any security received by a Holder in exchange or upon reclassification of the COVR Common Stock;

                              (ii) the Holders of Registrable Shares registering
shares pursuant to Sections 6.1.1 or 6.1.2 hereof (herein "Registering Holders") shall furnish to COVR in writing such appropriate information (relating to the intention of such Holders as to proposed methods of sale or other disposition of the Registrable Shares) and the identity of and compensation to be paid to any proposed underwriters to be employed in connection therewith as COVR, any underwriter, or the Commission or any other regulatory authority may request;

                              (iii) the Registering Holders and COVR shall enter
into the usual and customary form of underwriting agreement agreed to by COVR and any underwriter with respect to any such offering, if required, and such underwriting agreement shall contain the customary reciprocal rights of indemnity and contribution between COVR, the underwriters, and the selling shareholders, including the Registering Holders, to the extent set forth in Subsection (h) herein;

                              (iv) the Registering Holders shall agree that they
shall execute, deliver and/or file with or supply to COVR, any underwriters, the Commission and/or any state or other regulatory authority such information, documents, representations, undertakings and/or agreements necessary to carry out the provisions of the registration covenants contained in this Agreement and/or to effect the registration or qualification of their Registrable Shares under the Securities Act and/or any of the laws and regulations of any state or governmental instrumentality;

                              (v) the Registering Holders shall furnish COVR
with such questionnaires and other documents regarding their identity and background as COVR may reasonably request; and

                              (vi) COVR's obligation to include the Registering
Holders' Registrable Shares in a Registration Statement pursuant to Section
6.1.2 shall be subject to the written agreement of the Holders to offer the Registrable Shares in the same manner and on the same


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

terms and conditions as the other securities of the same class are being offered pursuant to the Registration Statement, if such shares are being underwritten.

                        (b) If and whenever COVR is required to effect the registration of any Registrable Shares pursuant to Sections 6.1.1 or 6.1.2, COVR will use its best efforts to effect such registration to permit the sale of such Registrable Shares in accordance with the intended method or methods of disposition thereof, and pursuant thereto it will, as promptly as is practicable and in accordance with the Securities Act and all applicable rules and regulations:

                              (i) prepare and file with the Commission such
amendments (including post-effective amendments) and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such Registration Statement until the earlier of such time as all of such Registrable Shares have been disposed of in accordance with the intended methods of disposition set forth in such Registration Statement or the expiration of 180 days after such Registration Statement becomes effective;

                              (ii) prepare and file with the Commission any
amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statement or omission, if at any time when a prospectus relating to any security included in such registration is required to be delivered under the Securities Act, any event shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

                              (iii) notify the Registering Holders of the time
when such Registration Statement, amendment, supplement or prospectus has been filed with the Commission;

                              (iv) furnish to the Holders and to any underwriter
of Registrable Shares such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any amendment or supplement thereto, in conformity with the requirements of the Securities Act, such documents incorporated by reference in such Registration Statement or prospectus, and such other documents, as the Holders or such underwriter may reasonably request, and a copy of any and all transmittal letters or other correspondence to, or received from, the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

                              (v) notify the Registering Holders after receipt
of any request by the Commission to amend or supplement such Registration Statement or prospectus or for additional information;


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

                              (vi) advise the Registering Holders after it shall
receive notice or obtain knowledge thereof of the issuance of any order by the Commission suspending the effectiveness of the Registration Statement or of the limitation or threatening of any proceeding for that purpose and make every reasonable effort to prevent the issuance of any such order or to obtain the withdrawal of any such order; and

                              (vii) use its best efforts to list all such
Registrable Shares covered by such Registration Statement on the principal securities exchange and inter-dealer quotation system on which a class of common equity securities of COVR is then listed, and to pay all fees and expenses in connection therewith.

                        (c) COVR shall pay all out-of-pocket expenses and disbursements incurred by COVR and the Registering Holders in connection with the Registration Statements filed by it pursuant to Sections 6.1.1 or 6.1.2, including, without limitation, all legal and accounting fees, Commission filing fees, Exchange, Nasdaq Stock Market or NASD filing fees, printing costs, registration or qualification fees and expenses to comply with state Blue Sky or other state securities laws, the fees of other experts, and any expenses or other compensation paid to the underwriters; provided, however, that such registration expenses shall not include underwriting commissions and discounts and transfer taxes, if any.

                        (d) COVR shall be obligated to keep any Registration Statement filed by it under Sections 6.1.1 or 6.1.2 effective under the Securities Act for a period of 180 days after the actual effective date of such Registration Statement and to prepare and file such supplements and amendments necessary to maintain an effective Registration Statement for such period. As a condition to COVR's obligation under this Subsection (d), the Registering Holders will execute and deliver to COVR such written undertakings as COVR and its counsel may reasonably require in order to assure full compliance with relevant provisions of the Securities Act.

                        (e) COVR shall use its best efforts to register or qualify the Registrable Shares under such securities or Blue Sky laws in such jurisdictions within the United States as the Registering Holders may reasonably request; provided, however, that COVR reserves the right, in its sole discretion, not to register or qualify such Registrable Shares in any jurisdiction where such Registrable Shares do not meet with the requirements of such jurisdiction after having taken reasonable steps to meet such requirements or where COVR is required to qualify as foreign corporation to do business in such jurisdiction and is not so qualified therein or is required to file any general consent to service of process.

                        (f) In the event all the Registrable Shares have not been sold on or prior to the expiration of the period specified in Subsection
(d) above, the Registering Holders hereby agree that COVR may deregister by post-effective amendment any shares covered by the Registration Statement, but not sold on or prior to such date. COVR agrees that it will notify the Registering Holders of the filing and effective date of such post-effective amendment.

                        (g) The Registering Holders agree that upon notification by COVR that the prospectus in respect to any public offering covered by the provisions hereof is in need of


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

revision, they shall immediately upon receipt of such notification (i) cease to offer or sell any securities of COVR which must be accompanied by a prospectus;
(ii) return all such prospectuses in their hands to COVR; and (iii) shall not offer or sell any securities of COVR until they have been provided with a current prospectus and COVR has given them notification permitting them to resume offers and sales.

                        (h) As a condition to the filing of a Registration Statement pursuant to this Agreement, COVR shall indemnify and hold harmless the Registering Holders and the underwriter(s) and controlling person(s) of such underwriter(s) who may purchase from or sell for the Registering Holders, any shares of COVR Common Stock, from and against any and all losses, claims, damages, expenses or liabilities caused by any failure of COVR to comply with the Securities Act or any rule or regulation promulgated thereunder in connection with the registration of the shares of COVR Common Stock or any untrue statement of a material fact contained in the Registration Statement, any post-effective amendment to such Registration Statement, or any prospectus included therein required to be filed or furnished by reason of this Agreement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make any material fact therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statements or alleged untrue statements or omissions based upon information furnished or required to be furnished in writing to COVR by the party seeking indemnification expressly for use therein; which indemnification shall include each person, if any, who controls any such underwriter within the meaning of the Securities Act and each officer, director, employee and agent of such underwriter; provided, however, that COVR shall not be obligated to so indemnify the Registering Holders or any such underwriter or other person referred to above unless the Registering Holders or underwriter or other person, as the case may be, shall at the same time or prior thereto indemnify COVR, its directors, each officer signing the Registration Statement and each person, if any, who controls COVR within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any post-effective amendment to such Registration Statement or any prospectus or prospectus supplement required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to COVR by the Registering Holder or underwriter expressly for use therein.

                        (i) Each party entitled to indemnification under paragraph (h) above (the "Indemnified Party") shall, promptly after receipt of notice of any claim or the commencement of any action against such Indemnified Party in respect of which indemnity may be sought, notify the party required to provide indemnification (the "Indemnifying Party") in writing of the claim or the commencement thereof; provided that the failure of the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to an Indemnified Party pursuant to the provisions of Subsection (h), unless the Indemnifying Party was materially prejudiced by such failure, and in no event shall such failure relieve the Indemnifying Party from any other liability which it may have to such Indemnified Party. If any such claim or action shall be brought against an Indemnified Party, it shall notify the Indemnifying Party


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thereof and the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable (except to the extent the proviso to this sentence is applicable, in which event it will be so liable) to the Indemnified Party under Subsection (h) for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that each Indemnified Party shall have the right to employ separate counsel to represent it and assume its defense (in which case, counsel to the Indemnifying Party shall not represent it) if (i) upon the advice of counsel, the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party will not have the right to assume the defense of such claim or action on behalf of such Indemnified Party), or (ii) in the event the Indemnifying Party has not assumed the defense thereof within ten days of receipt of notice of such claim or commencement of action, in which case the fees and expenses of one such separate counsel shall be paid by the Indemnifying Party. If any Indemnified Party employs such separate counsel it will not enter into any settlement agreement which is not approved by the Indemnifying Party, such approval not to be unreasonably withheld. If the Indemnifying Party so assumes the defense thereof (and by so assuming shall be solely responsible for liabilities relating to such claim or action, and shall release the Indemnified Party from such liabilities to the extent permitted by law, except to the extent the Indemnified Party is not entitled to be indemnified pursuant to Subsection (h)), it may not agree to any settlement of any such claim or action as the result of which any remedy or relief, other than monetary damages for which the Indemnifying Party shall be responsible hereunder, shall be applied to or against the Indemnified Party, without the prior written consent of the Indemnified Party. No Indemnified Party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or action. In any action hereunder as to which the Indemnifying Party has assumed the defense thereof with counsel satisfactory to the Indemnified Party, the Indemnified Party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the Indemnifying Party shall not be obligated hereunder to reimburse the Indemnified Party for the costs thereof.

                        (j) If for any reason the indemnification provided for above is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, claim, damage, liability or expense referred to therein, then the Indemnifying Party in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnified Party and the Indemnifying Party, but also the relative fault of the Indemnified Party and the Indemnifying Party, as well as any other relevant equitable considerations.

            6.2 Listing of Additional Shares. COVR shall use its best efforts to cause the COVR Shares and the shares of COVR Common Stock that may be issued upon exercise of the

Warrants to be listed on the Nasdaq Stock Market or such securities exchange or trading market that shares of COVR Common Stock may be listed or traded upon from time to time after the date of this Agreement.

            6.3 Access to Records and Operations of COVR. Pending the closing of all of the transactions contemplated by this Agreement, Vault shall have the right to designate a representative who shall have access to the premises of COVR for the purpose of reviewing records and operations of COVR. All such information shall be deemed confidential information of COVR and shall not be used by Vault for any other purpose other than to evaluate COVR and carry out due diligence activities and if the transaction is not consummated for any reason, all information shall be returned to COVR and shall not be used by Vault for any purpose.

      7. Conditions to Obligations of COVR. This Agreement and the obligations of COVR to perform hereunder are subject to the satisfaction by Vault, or a waiver in writing by COVR, of the following conditions, each of which is individually hereby deemed material, at or prior to each Closing:

            7.1 Representations, Warranties and Obligations. All representations and warranties of Vault contained in this Agreement and in the Exhibits hereto shall be true and correct commencing as of the date hereof and ending with and on each Closing Date as though made on and as of such Closing Date. Vault shall have performed and complied with all of its respective covenants and obligations under this Agreement in all material respects.

            7.2 Corporate Authorization. On each Closing Date, Vault shall have delivered to COVR certified copies of the resolution(s) adopted by the Board of Directors of Vault authorizing the execution, delivery and performance by Vault of this Agreement, and the consummation of the transactions contemplated hereby.

      8. Conditions to Obligations of Vault. This Agreement and the obligations of Vault to perform hereunder are subject to the satisfaction by COVR, or a waiver in writing by Vault, of the following conditions, each of which is individually hereby deemed material, at or prior to each Closing:

            8.1 Corporate Authorization. On each Closing Date, COVR shall have delivered to Vault certified copies of the resolution(s) of the Board of Directors of COVR authorizing the execution, delivery and performance by COVR of this Agreement, and the consummation of the transactions contemplated hereby.

            8.2 Representations, Warranties And Obligations. All representations and warranties of COVR contained in this Agreement and in the Exhibits hereto shall be true and correct in all material respects commencing as of the date hereof and ending with and on each Closing Date as though made on and as of such Closing Date. COVR shall have performed and complied with all of its respective covenants and obligations under this Agreement in all material respects.

            8.3 Issuance and Delivery of Securities. COVR shall issue and deliver certificates to Vault representing the COVR Common Stock issuable pursuant hereto in connection with such Closing.

      9. Survival; Indemnification. The representations, warranties, covenants and agreements of COVR on the one hand, and Vault on the other hand, contained in this Agreement and the Exhibits hereto, shall survive and remain operative and in full force following the execution and delivery of this Agreement. The following provisions are applicable to claims made under this Agreement:

            9.1 Obligation of COVR to Indemnify. COVR hereby agrees to indemnify, defend and hold harmless Vault (and its directors, officers, employees, affiliates and assigns) from and against all losses, suits, proceedings, demands, judgments, damages, expenses and costs (including reasonable attorneys' fees and disbursements) (collectively, "Losses") which they may incur arising from any material inaccuracy in, or any material breach of, any representation, warranty, covenant or agreement of COVR contained in this Agreement or the Exhibits hereto.

            9.2 Obligation of Vault to Indemnify. Vault agrees to indemnify, defend and hold harmless COVR (and its directors, officers, employees, affiliates and assigns) from and against any Losses which it may incur arising from any material inaccuracy in, or any material breach of, any representation, warranty, covenant or agreement of it contained in this Agreement or the Exhibits hereto.

            9.3 Notice to Indemnitor. Promptly after any party hereto (i) receives notice of any claim or the commencement of any action or proceeding against it, (ii) has knowledge of any claim, action or proceeding against it, or
(iii) has knowledge of any matter for which it intends to seek indemnification hereunder, the party seeking indemnification (the "Indemnitee") shall, if a claim for reimbursement with respect thereto is to be made against any party hereto obligated to provide indemnification under Sections 9.1 or 9.2 hereof (the "Indemnitor"), give the Indemnitor written notice of such claim or the commencement of such action or proceeding, in all cases within sufficient time to respond to such claim or to answer or otherwise plead in any such action. Such notice shall be a condition precedent to the Indemnitor's obligation to provide indemnification under this Section 9.

            9.4 Right to Defend; Compromise of Claims. The Indemnitor shall have the right to compromise or defend, at its own expense and by its own counsel, any matter involving the asserted liability of any Indemnitee; provided, however, that no compromise of any claim shall be made without the consent of the Indemnitee unless such compromise results in the full and unconditional release of all claims against the Indemnitee by the party asserting such claim. The opportunity to compromise or defend as herein provided shall be a condition precedent to any liability of an Indemnitor under the provisions of this Section
10.4. If any Indemnitor shall undertake to compromise or defend any such asserted liability, it shall promptly notify the Indemnitee of its intention to do so. The Indemnitee shall cooperate with the Indemnitor and its counsel, at the Indemnitor's sole cost and expense, in the defense against any such asserted liability and in any compromise thereof. Such cooperation shall include, but not be limited to, furnishing the Indemnitor with any books, records or information reasonably requested by the Indemnitor and taking such action as the Indemnitor may reasonably request to mitigate or reduce any claim. After an Indemnitor has notified an Indemnitee of its intention to undertake to compromise or defend any asserted liability, the Indemnitor shall not be liable for any additional legal expenses incurred by the Indemnitee, except for costs and expenses incurred in cooperating with the Indemnitor and its counsel as herein provided, unless the Indemnitor fails to prosecute the defense of such claim. If the Indemnitor shall desire to compromise any such asserted liability by the payment of a liquidated amount which the party asserting such liability is willing to accept in exchange for fully and unconditionally releasing all claims against the Indemnitee, and the Indemnitee shall refuse to consent to such compromise, then the Indemnitor's liability under this Section 10 with respect to such asserted liability shall be limited to the amount so offered in compromise. Under no circumstances shall the Indemnitee compromise any asserted liability without the written consent of the Indemnitor.

      10. Miscellaneous.

            10.1 Entire Agreement. This Agreement, and the Exhibits and Schedules annexed hereto and made a part hereof, contain the entire agreement among COVR and Vault with respect to the matters set forth herein and supersede all prior agreements and understandings among them as to the subject matter thereof. No party shall be bound by nor shall be deemed to have made any representations, warranties or covenants except those contained herein.

            10.2 Benefits; Assignments. All of the terms and provisions of this Agreement shall bind and inure to the benefit of COVR and Vault and their respective successors and assigns.

            10.3 Notices, Etc. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to be duly given if personally delivered with receipt acknowledged, if mailed by registered or certified mail, first class, postage prepaid, if delivered by a nationally recognized overnight courier service or if transmitted by facsimile machine (with a confirmation copy to be sent by first class mail) addressed as follows:

            (i)   if to COVR:

                  Cover-All Technologies Inc.
                  18-01 Pollitt Drive
                  Fair Lawn, New Jersey  07410
                  Attention: President
                  Tel: (201) 794-4800
                  Fax: (201) 791-9113

                  with a copy (which shall not constitute notice) to:

                  Piper Marbury Rudnick & Wolfe LLP
                  1251 Avenue of the Americas
                  New York, New York  10020
                  Attention: Leonard Gubar, Esq.
                  Tel: (212) 835-6000
                  Fax: (212) 835-6001

            or to such other address or such other person(s) as COVR may designate by written notice to the other parties hereto.

            (ii)  if to Vault:

                  Vault Management Limited
                  P.O. Box 839
                  St. Helier, Jersey
                  Channel Islands, JE49NZ
                  Attention: Mark D. Johnston
                  Tel: 011-44-1534-880-088
                  Fax: 011-44-1534-880-099

                  with a copy (which shall not constitute notice) to:

                  Gardere & Wynne, L.L.P.
                  1601 Elm Street, Suite 3000
                  Dallas, Texas 75201
                  Attention: Randall G. Ray, Esq.
                  Tel: (214) 999-4544
                  Fax: (214) 999-3544

            or to such other address or such other person(s) as Vault may designate by written notice to the other parties hereto.

            10.4 Governing Law. This Agreement is being executed in the State of New Jersey and shall be construed in accordance with and governed by the internal laws of the State of Delaware.

            10.5 Severability. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

            10.6 Modification, Waivers, Etc. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

            10.7 Captions. The captions of sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            10.8 Further Assurances. At any time and from time to time, upon the reasonable request of any party hereto, the requested party shall execute, deliver and acknowledge, or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the requesting party may reasonably request in order to fully effect the purposes of this Agreement and the transactions contemplated hereby.

            10.9 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument. Facsimile transmission of any signed original document or retransmission of any signed facsimile transmission will be deemed the same as delivery of an original. At the request of any party, the parties will confirm facsimile transmission by signing a duplicate original document.

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their respective names as of the date and year first above written.

                                    COVER-ALL TECHNOLOGIES INC.


                                    By:   ______________________________________
                                    Name: ______________________________________
                                    Title:______________________________________


                                    VAULT MANAGEMENT LIMITED


                                    By:   ______________________________________
                                          Mark D. Johnston, Director